UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2026

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 3.03Material Modification to Rights of Security Holders

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 8.01Other Events

On March 13, 2026, Ferrellgas Partners, L.P. (the “Partnership”) made the previously disclosed cash distribution to holders of its Class B Units and achieved the “Class B Conversion Threshold”, as defined in the Sixth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners, L.P. dated as of March 30, 2021 (the “Partnership Agreement”).

On March 16, 2026, the Partnership delivered written notice to the holders of the Class B Units of the Partnership’s election, pursuant to the terms of the Partnership Agreement, to convert each Class B Unit into Class A Units of the Partnership at the “Class B Conversion Factor”, as defined in the Partnership Agreement, in effect at the time of such election, which was 5.00. Accordingly, effective as of the delivery of such notice on March 16, 2026, each outstanding Class B Unit was converted into five Class A Units, with the aggregate number of Class A Units issued upon conversion of all Class B Units being 6,500,000. A copy of such notice is posted on the Investor Relations page of the Partnership’s website. The Partnership has engaged Computershare Inc. and its affiliate Computershare Trust Company, N.A. to serve as conversion agent for such conversion.

Pursuant to the terms of the Partnership Agreement, the Partnership’s public accounting firm has determined that the Class A Units issued upon conversion of the Class B Units (the “Partially Converted Class A Units”, as defined in the Partnership Agreement) are fully fungible with all other Class A Units. Accordingly, the Partially Converted Class A Units are “Fully Converted Class A Units”, as defined in the Partnership Agreement, and tradable pari passu with the previously outstanding Class A Units.

A copy of the notice to holders of Class B Units referenced above is filed as Exhibit 99.1 to this Current Report on Form 8-K and posted on the Investor Relations page of the Partnership’s website.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
99.1	Notice to Class B Unitholders Re: Conversion dated March 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: March 16, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS PARTNERS FINANCE CORP.

Date: March 16, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: March 16, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS FINANCE CORP.

Date: March 16, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President